UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2003

UNITED DOMINION REALTY TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-10524	54-0857512

(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (720) 283-6120

Item 5. Other Events.
Item 7. Exhibits and Financial Statements.
SIGNATURES
EXHIBIT INDEX
EX-1.02 First Amendment to Distribution Agreement
EX-5.01 Validity Opinion - Morrison & Foerster LLP

Item 5. Other Events.

     On November 7, 2003, United Dominion Realty Trust, Inc. (the “Company”) entered into a First Amendment to Distribution Agreement with J.P. Morgan Securities Inc., Banc of America Securities LLC, Goldman, Sachs & Co., McDonald Investments Inc., Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC, f/k/a Wachovia Securities Inc., (collectively, the “Agents”). The First Amendment amends the Distribution Agreement, dated February 24, 2003, by and between the Company and the Agents, to increase the aggregate initial offering price of the Company’s Medium-Term Notes Due Nine Months or More From Date of Issue (the “Notes”) from $300,000,000 to $500,000,000. The First Amendment to Distribution Agreement dated November 7, 2003, is attached hereto and incorporated herein by reference as Exhibit 1.02.

     Morrison & Foerster LLP, as counsel to the Company, has issued its validity opinion with respect to the Notes, which opinion is attached hereto and incorporated herein by reference as Exhibit 5.01.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Description

1.01	Distribution Agreement dated February 24, 2003.(1)

1.02	First Amendment to Distribution Agreement dated November 7, 2003.

5.01	Validity Opinion of Morrison & Foerster LLP.

(1)	Incorporated by reference to Exhibit 1.01 of registrant’s Current Report on Form 8-K dated February 24, 2003, as filed with the Securities and Exchange Commission on February 25, 2003 (File No. 1-10524).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

By:	/s/ Christopher D. Genry

Christopher D. Genry
Executive Vice President and Chief
Financial Officer

Date: November 11, 2003

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EXHIBIT INDEX

Exhibit	Description

1.01	Distribution Agreement dated February 24, 2003.(1)

1.02	First Amendment to Distribution Agreement dated November 7, 2003.

5.01	Validity Opinion of Morrison & Foerster LLP.

(1)	Incorporated by reference to Exhibit 1.01 of registrant’s Current Report on Form 8-K dated February 24, 2003, as filed with the Securities and Exchange Commission on February 25, 2003 (File No. 1-10524).